Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

_____________________________

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association

94-1347393

(Jurisdiction of incorporation or

(I.R.S. Employer

organization if not a U.S. national bank)

Identification No.)

101 North Phillips Avenue

Sioux Falls, South Dakota

57104

(Address of principal executive offices)

(Zip code)

Wells Fargo & Company
Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

_____________________________

STEN CORPORATION

(Exact name of obligor as specified in its charter)

Minnesota

41-1391803

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

10275 Wayzata Blvd.

Suite 310

Minnetonka, MN

55305

(Address of principal executive offices)

(Zip code)

_____________________________

Renewable Unsecured Subordinated Notes

(Title of the indenture securities)

Item 1.

General Information.  Furnish the following information as to the trustee:

(a)

Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)

Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.

Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.

Not applicable.

Item 16.  List of Exhibits.

List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.

A copy of the Articles of Association of the trustee now in

effect.*

Exhibit 2.

A copy of the Comptroller of the Currency Certificate of Corporate

Existence and Fiduciary Powers for Wells Fargo Bank, National   Association, dated February 4, 2004.**

Exhibit 3.

See Exhibit 2

Exhibit 4.

Copy of By-laws of the trustee as now in effect.***

Exhibit 5.

Not applicable.

Exhibit 6.

The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.

A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.

Not applicable.

Exhibit 9.

Not applicable.

*

Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

**

Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc. file number 333-125274.

**** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 99.2 to the Form T-3A dated November 22, 2006 of Satelites Mexicanos S.A. de C.V. file number 022-28822.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 23rd day of February, 2007.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Lynn M. Steiner

Lynn M. Steiner

Vice President

EXHIBIT 6

February 23, 2007

Securities and Exchange Commission

Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Lynn M. Steiner

Lynn M. Steiner

Vice President